Jennifer Holmgren Limitless Potential: Creating a New Carbon Economy 1©2023 LanzaTech, Inc. All rights reserved

2 Disclaimers Certain statements in this presentation (the "Presentation") may be considered forward-looking statements. Forward-looking statements generally relate to future events or LanzaTech Global, Inc.'s (the "Company") future financial or operating performance. For example, statements concerning the following include forward-looking statements: the potential success, cost and timing of the Company’s technology platform development activities; the potential attributes and benefits of the Company’s technology platform; the Company’s ability to compete with other companies currently marketing or engaged in the development of similar technologies; the size and growth potential of the markets for the Company’s technology and the Company’s ability to serve those markets; the rate and degree of market acceptance of the Company’s technology; and the Company’s ability to expand its business. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them, or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward- looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control, including general economic conditions and other risks, uncertainties and factors associated with companies, such as the Company, that are engaged in developing proprietary carbon capture technology; changes to environmental laws and regulations; changes to ethanol regulation; and overall business and economic conditions affecting the global carbon capture, utilization and storage industry. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by law, the Company undertakes no duty to update these forward-looking statements.

Captures and Transforms carbon

From waste . . .

. . . to products

LanzaTech’s Transformation Process CLEAN UPCOMPRESSION SEPARATION STORAGE FERMENTATION INDUSTRIAL OFF-GAS ELECTROLYSIS & DIRECT AIR CAPTURE FUELS MATERIALS PROTEIN AGRICULTURAL & MUNICIPAL WASTE GASIFICATION THE LANZATECH PROCESS 6

7 China 46k MTA Steel Mill Emissions Commercial Operation since 2018 7

8 8 China 46k MTA Ferroalloy Emissions Commercial Operation since 2021

9 9 China 60k MTA Ferroalloy Emissions Commercial Operation since 2022

1st Refinery Gas to Ethanol Project in the World 1st Project in India 1st Project to use CO2 as a Feedstock

In Commissioning 1st Ethanol Produced

12 China 60k MTA Ferroalloy Emissions Commercial Operation Expected Q2 2023

CarbonSmart™ First European Plant, Gent, Belgium Belgium 64k MTA Steel Mill Emissions Commercial Operation Expected 2H 2023

Biology Can Do Things No Other Human-made Technology Or Chemistry Can Do Operates Across Multiple Scales… Self Replicates & Evolves Complex Function… 14

Fermentation Transforms Chaotic Inputs into Selective Outputs Input: Steel Mill Gas2Input: Municipal Solid Waste1 1Köpke & Simpson (2020) Curr Opin Biotechnol 65: 180-189; 2Fackler, […] Köpke (2021) Ann Rev Chem Biomol Eng 12: 439-470 15

16 Japan 15 TPA Syngas from MSW Pilot Operations since 2013

17 Japan 500 TPA Syngas from MSW Pre-Commercial Operations since 2022

Canada 300 TPA Syngas from Biomass Pre-Commercial Operations since 2022

Feedstock Flexibility

Feedstock	Gas	Reaction	H_2:CO Ratio	Carbon Efficiency	Operating at Scale
Steel and Ferroalloy Gas	CO	$6\ CO + 3\ H_2O \rightarrow C_2H_5OH + 4\ CO_2$	0:1	33.3%	✓
MSW, Biomass	$CO + H_2$	$3\ H_2 + 3\ CO \rightarrow C_2H_5OH + CO_2$	1:1	66.7%	✓
MSW, Biomass	$CO + H_2$	$4\ H_2 + 2\ CO \rightarrow C_2H_5OH + H_2O$	2:1	100%	✓
Refinery Gas	$CO + H_2 + CO_2$	$5\ H_2 + 1\ CO + 1\ CO_2 \rightarrow C_2H_5OH + 2\ H_2O$	5:1	100%	✓
$CO_2 + H_2$	$H_2 + CO_2$	$6\ H_2 + 2\ CO_2 \rightarrow C_2H_5OH + 3\ H_2O$	1:0	100%	

LanzaTech

20 CO2 to Ethanol Project with IndianOil 50% Carbon in ethanol directly from CO2 33.5 KMTA Ethanol

Electrification of heating inputs BOF replaced by Electric Arc Furnaces (EAF) Hydrogen steelmaking process Ethanol Produced CO rich process gases produced Direct Reduced Iron (DRI) gases available Other process gases still produced CO2 + H2 process to capture purified CO2 streams EAF emissions can be utilized/captured Steel Transition To: A Technology Today, Ready for the Future

Global Plant Deployment: Projects in Operation, Construction, and Engineering Steel and Ferroalloy Gas MSW Refinery Gas Biomass Biogas CO2 +H2 SAF Facility 22

Ethanol EthyleneC4-C24 OlefinsParaffins Isoparaffins Ethanol: A Starting Point for Multiple Products Building Block of the Future 23

Coalition Notable Companies Represented SAF Target 10% by 2030 30% by 2030 30% by 2035 Companies Committed Sustainable Aviation Fuels Market Opportunity In order to reach expected 2030 SAF demand, global SAF capacity must achieve an 87% CAGR “SAFs are the only viable near-term option to decrease emissions in the aviation sector, as they are compatible with current aircraft engines and fueling infrastructure and can power flights with no distance limits” (McKinsey & Company)1 1 McKinsey & Company, Critical insights on the path to a net-zero aviation sector. 2 2020 and 2025 numbers from the International Air Transport Association. 2030, 2035 and 2040 numbers are assumed as 10%, 20% and 30% of global jet fuel demand, respectively. 3 World Economic Forum, Clean Skies for Tomorrow 2030 Ambition Statement 4 World Economic Forum, Clean Skies for Tomorrow Insight Report Mandated Global Jet Fuel Demand (billion gallons per year) SAF Market Demand Drivers Select SAF Corporate Commitments 24 2 3 4

25 LanzaJet Turns Carbon Waste to Sustainable Aviation Fuels Water Ethylene Ethanol Jet Diesel Leveraging & Transitioning Existing Ethanol Supply Drop-In Ready – ASTM Approved Industrial Off-Gas MSW Refinery GasBiomass BiogasCO2 +H2

USA 10M GPA Alcohol to Jet Pre-Commercial Operations Expected 2H 2023

Ethanol EthyleneC4-C24 OlefinsParaffins Isoparaffins Polyethylene MEG PET EVA … and more! Ethanol: A Starting Point for Multiple Pathways Building Block of the Future

PET ResinPET Fibers Polyethylene EVA Foams Glycols & Surfactants Purified Ethanol Sustainable Aviation Fuel Creating the Materials in our Daily Lives 28

CarbonSmartTM PET Fibres for Textiles 30% carbon savings Commercially Available 2021-2022 Commercially Available September 2023

CarbonSmartTM EVA Prototype Running Shoe

Complements Existing Recycling Infrastructure

LanzaTech Offers Carbon Negative Products Today With Inevitable Improvement Over Time

Sustainable Aviation Fuel
With LanzaJet Process



g CO2e/MJ
89
14
LanzaTech
with renewable energy
Fossil
Equivalent1
LanzaTech
with biogas feedstock
-10

Monoethylene glycol (MEG)
As a chemical intermediate



kg CO2e/kg product
2.1
LanzaTech
from offgas
LanzaTech
with renewable energy
Fossil
Equivalent2
-0.2
-0.8

Renewable Energy

Further reduces carbon intensity of LanzaTech process and products

Carbon Negative Feedstocks

Enable increasingly negative product carbon intensity

Net Zero Economy

Enabled by LanzaTech products

[1] *ICAO Sustainable Aviation Fuels Guide, Version 2, December 2018, Page 6;* [2] *The ecoinvent database, version 3*

32

CarbonSmartTM Pathways to MEG for PET Production Ethylene MEGEthylene Oxide PET Paraxylene PTA Ethanol 33 30% carbon savings

We harness biology CONFIDENTIAL 34

LanzaTech’s Fully Integrated, Multi-Scale Modelling Platform 35

36

CO2 CO Ethanol Isopropanol Acetone Enabling Carbon-Negative Chemical Production from Industrial Gases Source: Liew, et al (2022) Nature Biotechnology 40: 335–344 Reprogrammed LanzaTech Biocatalyst Cell image credit: Justin Muir. Direct Production of Over 100 Chemicals Demonstrated 37

CarbonSmartTM Pathways to MEG for PET Production Ethylene MEGEthylene Oxide PET Paraxylene PTA Ethanol 38 30% carbon savings

PET in the Circular Economy 39

Case Study: Ethylene via Ethanol Pathway


Ethanol
Ethylene
C

- Ethylene is a key building block for PE, MEG, EVA, and surfactants
- LanzaTech's CarbonSmart products are made via dehydration of ethanol to ethylene
- Direct production reduces process cost and energy
- Global ethylene market[1]:
  - 200 MTA in 2021
  - $170B market by 2030

[1]https://www.marketresearchfuture.com/reports/ethylene-market-931; https://www.statista.com/statistics/1067372/global-ethylene-production-capacity/

LanzaTech 40

Continuous ethylene production from CO2

What Do You Want To Make Today?

"Hardware"

Existing Commercial Plants


Microbe 1.0
Ethanol

"Software"

New Strains To Expand Product Portfolio & Efficiency


Microbe 2.0
Isopropanol
Microbe 3.0
Acetone
Microbe 4.0
MEG
etc

✓ Same reactor ✓ Same feedstock ✓ Same process

DISRUPTION =

1) Rapid Reaction to Market Fluctuations 2) Feedstock ≠ Commodity

Images generated with Biorender.com

LanzaTech 42

Providing Solutions To Industry Leaders Across Sectors Tailored Microbes for Specific Applications Images generated with Biorender.com. Fabrics Chemicals ü Same reactor ü Same feedstock ü Same process Materials Packaging Fragrances 43

Feedstock Flexibility

Feedstock	Gas	Reaction	H_2:CO Ratio	Carbon Efficiency	Operating at Scale
Steel and Ferroalloy Gas	CO	$6\ CO + 3\ H_2O \rightarrow C_2H_5OH + 4\ CO_2$	0:1	33.3%	✓
MSW, Biomass	$CO + H_2$	$3\ H_2 + 3\ CO \rightarrow C_2H_5OH + CO_2$	1:1	66.7%	✓
MSW, Biomass	$CO + H_2$	$4\ H_2 + 2\ CO \rightarrow C_2H_5OH + H_2O$	2:1	100%	✓
Refinery Gas	$CO + H_2 + CO_2$	$5\ H_2 + 1\ CO + 1\ CO_2 \rightarrow C_2H_5OH + 2\ H_2O$	5:1	100%	✓
$CO_2 + H_2$	$H_2 + CO_2$	$6\ H_2 + 2\ CO_2 \rightarrow C_2H_5OH + 3\ H_2O$	1:0	100%	

LanzaTech

Electrofuels carbon-based fuels produced from carbon dioxide (CO2) and water, with electricity as the primary source of energy Power-to-gas Power-to-liquids Power-to-X E-fuels Synthetic fuels

If produced from renewable electricity and direct air capture, electrofuels can be carbon neutral

Since CO_2 has no heat energy, it functions only as a carbon carrier and requires energy from clean sources

1. **Add energy** (electrolysis)
   - H_2O to H_2
   - CO_2 to CO

2. **Conversion Process**
   - Fischer-Tropsch
   - Methanol intermediate
   - Gas Fermentation
   - etc…

LanzaTech LanzaJet

1. **Add energy** (electrolysis)
   - H_2O to H_2
   - CO_2 to CO

2. **Convert gases** (LanzaTech process)
   - Commercial
   - Low temperature
   - Highly energy efficient
   - Highly carbon efficient

3. **Adjust the carbon structure** (LanzaJet Alcohol to Jet)
   - 10 M gal plant being built
   - High Energy return on investment
   - High carbon efficiency

Two Pathways: CO2 to Products Direct Air Capture Or Point Sourced CO2 LanzaTech Process Concentrated CO2 Concentrated CO Products Electrolysis Green H2Concentrated CO2

“We should not make our vision just different layers of climate tragedy.” Tom Chi 50

New technologies shape our belief of what's possible and drive rapid transformation 51

52

Scaling Up Numbering Up 53

E as e of fu n d in g Evolution Applied R&D Engineering Development Pilot and Demonstration Discovery Diffusion Adapt and adopt from others Continuous improvement at scale First Commercial Sustainable Enterprise 54 Crossing the Valley of Death

PROJECT IDENTIFICATION PROJECT DEVELOPMENT Engineering, costing, feedstock and offtake agreements… FINAL INVESTMENT DECISION ENGAGE MULTIPLE FINANCIAL BACKERS 3RD PARTY EVALUATION COMMERCIAL DEPLOYMENT Month 1 Month 4 Month 12 Month 18

ESTABLISHED DUE DILIGENCE ON TECHNOLOGY COMPLETE MULTIPLE PROJECT REVIEWS IN PARALLEL COMMERCIAL DEPLOYMENT Brookfield Active Partnership Contributors On Path to Final Investment Decision Pipeline creation enables multiple deployments at scale quickly Month 1 PROJECT IDENTIFICATION FINAL INVESTMENT DECISION Month 12 PROJECT SPECIFIC DILIGENCE

Image courtesy of Pawel Sisiak/AI Revolution. How long Until Computers Have the Same Power as a Human Brain? Moore’s Law: Computer processing power doubles every 18months.

“You never change things by fighting the existing reality. To change something, build a new model that makes the existing model obsolete.” Buckminster Fuller 59

Every waste resource 60

61 Including CO2

To make everything we need 62

It’s time to rethink carbon

Rethink refining

Harness clean power

and biology

FUEL BAGS CLOTHES SHOES BUILDING MATERIAL To make everything we need

Where does your carbon come from? 68

69 Welcome to the Post Pollution Future